                                                                    EXHIBIT 10.1

                              AMENDMENT AND WAIVER

         This Amendment and Waiver, dated as of April 26, 2005 among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation, (the "Borrower"), the Lenders party to the Credit Agreement referenced below (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the "Administrative Agent"), for the Lenders.

                              STATEMENT OF PURPOSE:

         The Lenders agreed to extend certain credit facilities to the Borrower pursuant to an Amended and Restated Credit Agreement dated as of April 28, 2003 by and among the Borrower, the Lenders and the Administrative Agent (as amended by a First Amendment dated as of September 15, 2004 and as thereafter amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement").

         The Borrower desires to (i) sell all of the capital stock of certain of its Wholly-Owned Subsidiaries which comprise the Borrower's Fresh Cut produce segment, which consists of Fresh International Corp., Fresh Advantage, Inc., Redi-Cut Foods, Inc. and K.C. Salad Holdings, Inc. (collectively, the "Subsidiary Disposition") for an aggregate sale price of approximately $855,000,000 and (ii) utilize a portion of the proceeds of the Subsidiary Disposition (the "Subsidiary Disposition Proceeds") to pay a cash dividend to the shareholders of the Borrower and/or to repurchase certain of the issued and outstanding capital stock of the Borrower (the "Dividend/Stock Repurchase").

         Section 10.5 of the Credit Agreement prohibits the Borrower or any Subsidiary from merging, consolidating or entering into any similar combination with another Person except the Borrower or another Wholly-Owned Subsidiary or except in connection with a permitted acquisition. Further, Section 10.6(e) of the Credit Agreement prohibits the sale of assets by the Borrower or any Subsidiary if the value of all such sales during any consecutive twelve (12) month period exceeds 15% of the Borrower's Consolidated Assets. In addition,
Section 10.7(c) of the Credit Agreement prohibits the payment of dividends or stock repurchases in an aggregate amount in excess of $100,000,000 during the term of the Credit Agreement. Also, Section 10.11 of the Credit Agreement prohibits the amendment, modification, redemption, repurchase, prepayment, cancellation or forgiveness of any Debt in excess of $50,000,000. Finally, the Borrower has also requested that certain of the Subsidiary Disposition Proceeds be temporarily invested by the Borrower in certain investments which are currently not permitted pursuant to the terms of Section 10.4(b) of the Credit Agreement (the "Sale Proceeds Investment").

         Accordingly, the Borrower has requested that the Administrative Agent and the Required Lenders (i) consent to the Subsidiary Disposition, the Dividend/Stock Repurchase and the Sale Proceeds Investment and (ii) waive any violation of the terms of Section 10.4(b), 10.5, 10.6(e), 10.7(c) or 10.11 of the Credit Agreement, in each case, to the extent such violations are caused solely by the consummation of the Subsidiary Disposition, the Dividend/Stock Repurchase or the Sale Proceeds Investment.


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         The Administrative Agent and the Required Lenders are willing, solely upon the terms and conditions set forth below, to consent to the foregoing transactions and to waive any such violation of the terms of the Credit Agreement to the extent set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

         1. Capitalized Terms. All capitalized undefined terms used in this Amendment and Waiver (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

         2. Consent. The Administrative Agent and the Required Lenders hereby consent to:

         (a) The Subsidiary Disposition; provided that the Subsidiary Disposition Proceeds are used solely (i) to consummate the Dividend/Stock Repurchase, (ii) to make the Sale Proceeds Investment,
         (iii) to pay the Obligations, (iv) to pay (A) the Senior Notes and (B) to pay the outstanding balance of (I) the Carrollton Payroll Development Authority Industrial Development Revenue Bonds (KMB Produce, Inc. Project), Series 1999, in the original principal amount of $9,000,000 and (II) the Tax-Exempt Multi-Modal Industrial Development Revenue Bonds (K.C. Salad Real Estate, L.L.C. Project), Series 1999, in the original principal amount of $7,000,000, (v) to pay any fees, expenses or taxes incurred by the Borrower in connection with the Subsidiary Disposition, and (vi) for purposes otherwise permitted pursuant to the terms of the Credit Agreement;

         (b) The Dividend/Stock Repurchase; provided that the aggregate amount of Subsidiary Disposition Proceeds used for this purpose shall not exceed $500,000,000; and

         (c) The Sale Proceeds Investment; provided that (i) Subsidiary Disposition Proceeds so invested shall be invested only in the investments permitted pursuant to Section 10.4(b) of the Credit Agreement or in the investments more particularly described on Annex A attached hereto (the "Permitted Temporary Investments"), (ii) the aggregate amount of Subsidiary Disposition Proceeds invested in Permitted Temporary Investments shall not exceed $700,000,000 as of any date of determination, and (iii) Subsidiary Disposition Proceeds may be invested in Permitted Temporary Investments for a period not to exceed nine (9) months following the date of the consummation of the Subsidiary Disposition.

         3. Waiver. The Administrative Agent and the Required Lenders hereby waive (i) any and all violations of the covenants made by the Borrower in Sections 10.4(b), 10.6(e), 10.7(c) and 10.11 of the Credit Agreement and (ii) any and all Defaults or Events of Default caused thereby, in each instance, with respect to clauses (i) and (ii) of this Paragraph 3, solely to the extent that such violation, Default or Event of Default results from the consummation of the


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Subsidiary Disposition, the Dividend/Stock Repurchase or the Sale Proceeds
Investment in accordance with the terms of this Amendment and Waiver.

         4. Amendments. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding, in alphabetical order, a new definition "Fresh Cuts Disposition" as follows:

         "Fresh Cuts Disposition" means the sale of the Borrower's Fresh Cut produce segment consisting of Fresh International Corp., Fresh Advantage, Inc., Redi-Cut Foods, Inc. and K.C. Salad Holdings, Inc. in a transaction approved by the Required Lenders.

         (b) Section 1.1 of the Credit Agreement, definition of "EBITDA" is hereby amended by deleting the existing text of said definition and by substituting the following in lieu thereof:

         "EBITDA" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) the sum of (A) Interest Expense and (B) losses on the sale of receivables in connection with the Receivables Purchase Facility, (iii) amortization and depreciation, (iv) non-cash expenses related to the transactions contemplated by this Agreement, (v) non-cash losses on sales of assets, (vi) non-cash expenses in connection with the impairment of intangible assets in accordance with SFAS 141 and SFAS 142, and (vii) any and all write offs, write downs, and other deductions of in-process research and development expenses in connection with the transactions contemplated by this Agreement less
(c) interest income and any extraordinary gains which were included in determining Net Income. For purposes of this Agreement, EBITDA shall be adjusted on a pro forma basis (1) to include, as of the first day of any applicable period, any Permitted Acquisition closed during such period, including, without limitation, adjustments reflecting any non-recurring costs and any extraordinary expenses of any Permitted Acquisition closed during such period and (2) to exclude, for the fiscal quarters ending September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, as of the first day of such applicable quarter, the Fresh Cuts Disposition (including, without limitation, any gain resulting from the Fresh Cuts Disposition), in each case, calculated on a basis consistent with GAAP and Regulation S-X of the SEC.


         (c) Section 1.1 of the Credit Agreement, definition of "EBITDAR" is hereby amended by deleting the existing text of said definition and by substituting the following in lieu thereof:

         "EBITDAR" means, for any period, the sum of (a) EBITDA for such period plus (b) Rental Expense with respect to each ELLF for such period, in each case on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP. For purposes of this Agreement, EBITDAR shall be adjusted on a pro forma basis (1) to include, as of the first day of any applicable period, any Permitted Acquisition closed during such period, including, without limitation, adjustments reflecting any non-recurring costs and any


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

extraordinary expenses of any Permitted Acquisition closed during such period and (2) to exclude, for the fiscal quarters ending September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, as of the first day of such applicable quarter, the Fresh Cuts Disposition (including, without limitation, any gain resulting from the Fresh Cuts Disposition), in each case, calculated on a basis consistent with GAAP and Regulation S-X of the SEC.

         (d) Section 1.1 of the Credit Agreement, definition of "Interest Expense" is hereby amended by deleting the existing text of said definition and by substituting the following in lieu thereof:

         "Interest Expense" means, for any period, total interest expense (including, without limitation, interest expense attributable to capital leases) determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP; provided that for the fiscal quarters ending September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005 Interest Expense shall be adjusted on a pro forma basis to exclude interest expense of the Subsidiaries which are part of the Fresh Cuts Disposition.

         (e) Section 9.3 of the Credit Agreement is hereby Amended by deleting the existing text of Section 9.3 in its entirety and by substituting the following in lieu thereof:

         "SECTION 9.3 Minimum Net Worth. Permit Net Worth to be less than the following amounts for the following periods:



             PERIOD                                                      AMOUNT
---------------------------------------------------------------------------------------------------------
As of each fiscal quarter end through              The sum of (a) $530,000,000 plus (b) fifty percent
March 31, 2005                                     (50%) of Net Income (to the extent positive) after the
                                                   initial Closing Date plus (c) one hundred percent
                                                   (100%) of Equity Net Cash Proceeds after the Closing
                                                   Date.
---------------------------------------------------------------------------------------------------------
Fiscal quarter ending June 30, 2005                $600,000,000
---------------------------------------------------------------------------------------------------------
As of each fiscal quarter end thereafter           The sum of (a) $600,000,000 plus (b) fifty percent
                                                   (50%) of Net Income (to the extent positive) after the
                                                   initial Closing Date plus (c) one hundred percent
                                                   (100%) of Equity Net Cash Proceeds after the Closing
                                                   Date.
---------------------------------------------------------------------------------------------------------


         5. Conditions to Effectiveness.

         (A) The provisions of Paragraphs 2 and 3 of this Amendment and Waiver shall only be effective on the date that each of the following conditions has been satisfied:

         (i) The Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders;

         (ii) The Administrative Agent shall have received the final executed Stock Purchase Agreement with respect to the Subsidiary Disposition (the "Stock


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

         Purchase Agreement") and all of the other final definitive instruments and documents to be executed by the Borrower and its Subsidiaries in connection with the Subsidiary Disposition, the Dividend/Stock Repurchase and the Sale Proceeds Investment in form and substance reasonably acceptable to the Administrative Agent;

         (iii) The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment and Waiver, including, without limitation, the fees and expenses referred to in Paragraph 8 of this Amendment and Waiver; and

         (iv) The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the transactions described herein.

         (B) The provisions of Paragraph 4 of this Amendment and Waiver shall only be effective on the date that each of the following conditions has been satisfied:

         (i) All of the conditions set forth in Paragraph 5(A) hereof shall have been satisfied; and

         (ii) The Subsidiary Disposition shall have been consummated in accordance with the terms of the Stock Purchase Agreement.

         6. Effect of Amendment and Waiver. The consent, waiver and amendment granted herein is specific and limited only to the sections of the Credit Agreement referred to in Paragraphs 2, 3 and 4 above and only with respect to the consummation of the Subsidiary Disposition, the Dividend/Stock Repurchase and the Sale Proceeds Investment and shall not be construed as (i) a waiver of the Borrower's compliance with such sections of the Credit Agreement on any other occasion, a waiver of the Borrower's compliance with any other provision of the Credit Agreement or a waiver of any other Default or Event of Default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or (ii) an amendment of any other provision of the Credit Agreement or any of the Loan Documents or a modification, consent, acceptance or waiver or a future modification, consent, acceptance or waiver of the provisions set forth therein, except to the extent specifically set forth in Paragraphs 2, 3 and 4.

         7. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

         (a) Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date (provided that any representation and warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects) and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.


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         (b) It has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Amendment and Waiver and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

         (c) This Amendment and Waiver and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         8. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         9. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

         10. Counterparts. This Amendment and Waiver may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         11. Facsimile Transmission. A facsimile, telecopy or other reproduction of this Amendment and Waiver may be executed by one or more parties hereto, and an executed copy of this Amendment and Waiver may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment and Waiver as well as any facsimile, telecopy or other reproduction hereof.


                            [Signature Pages Follow]








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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
         Waiver to be duly executed as of the date and year first above written.


                                     BORROWER:

                                     PERFORMANCE FOOD GROUP COMPANY, as Borrower

                                     By:_________________________________
                                           Name:_________________________
                                           Title:________________________

















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                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as Administrative Agent and Lender

                                     By:
                                          --------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                       _____________________________, as Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                     ANNEX A

1. Investments in money market mutual funds organized under the laws of the United States or any State thereof which have daily pricing and daily redemption features and invest at least twenty-five percent (25%) of their assets in the investments described in clauses (i) through (iv) of Section 10.4 (b) of the Credit Agreement; and

2. Investments in tax-exempt municipal bonds and securities, including, but not limited to dutch auction securities, demand and put securities, commercial paper, notes and other debt obligations, in each case having a rating of "AAA" (or the equivalent) or better from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc.